--------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    Form 8-K
                                 Current Report

                               -----------------

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                                 April 19, 2004
                Date of Report (Date of earliest event reported)
                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number : 0-13086

                               -----------------

         North Carolina                             56-1382275
    (State of incorporation)             (I.R.S. Employer Identification No.)

            202 South Main Street
         Reidsville, North Carolina                      27320
  (Address of principal executive offices)             (Zip Code)


                                 (336) 342-3346
              (Registrant's telephone number, including area code)


                           This Form 8-K has 9 pages.

--------------------------------------------------------------------------------

ITEM 12. Results of Operations and Financial Condition

          The purpose of this Current Report on Form 8-K is to file FNB Financial Services Corporation's first quarter 2004 earnings release.
-------------------------------------------------------------------------------

EXHIBIT INDEX
Exhibit 99.1 Earnings Release issued April 19, 2004

--------------------------------------------------------------------------------